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                                                                    EXHIBIT 10.3



                               FIRST AMENDMENT TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Agreement") is made and entered into as of June 22, 2001 by and among AMSURG CORP., a Tennessee corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto (the "Lenders"), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent" or "Agent").

                                    RECITALS:

         1. The Borrower and the Lenders entered into an Amended and Restated Revolving Credit Agreement dated May 5, 2000 (the "Agreement).

         2. The Borrower and Lender desire to amend the Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the Borrower and the Lender agree as follows:

         1. Section 7.13(b)(iii) shall hereby be amended and restated as follows:

                           (iii) the aggregate number of Acquisitions, in any rolling twelve (12) month period since the Closing Date, does not exceed twelve (12); provided, however, that if the sum of the aggregate Revolving Credit Exposures of all Lenders plus the pro forma cost of any proposed Acquisition is less than $50,000,000, then the limitations set forth in this Section 7.13(b)(iii) shall not apply;

         2.       The Agreement is not amended in any other respect

         3. The Borrower represents and warrants that no Event of Default has occurred under the Agreement.

         4. The Borrower agrees that its obligations are valid and binding, enforceable in accordance with their respective terms, subject to no defense, counterclaim, or objection.

         5. This agreement may be executed in any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                             BORROWER:

                                             AMSURG CORP.



                                             By: /s/ Claire M. Gulmi
                                                -------------------------------

                                             Title:  CFO
                                                   ----------------------------



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                                             SUNTRUST BANK
                                             as Administrative Agent, as Issuing
                                             Bank, and as a Lender



                                             By: /s/ Mark D. Matthew
                                                -------------------------------

                                             Title:  Director
                                                   ----------------------------



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                                             BANK OF AMERICA, N.A.,
                                             as Syndication Agent and as a
                                             Lender



                                             By: /s/ James W. Griffin
                                                -------------------------------

                                             Title:  Senior Vice President
                                                   ----------------------------



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                                             FIRSTAR BANK, N.A.,
                                             as a Lender



                                             By:  /s/ L. Alec Blanc, III
                                                -------------------------------

                                             Title:  Senior Vice President
                                                   ----------------------------



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                                             BANK OF OKLAHOMA, N.A.,
                                             as a Lender


                                             By: /s/ Heather E. Williams
                                                -------------------------------

                                             Title:  Commercial Lending Officer
                                                   ----------------------------



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                                             FIRST TENNESSEE BANK, NATIONAL
                                             ASSOCIATION, as a Lender


                                             By: /s/ Deryl J. Bauman
                                                -------------------------------

                                             Title:  Vice President
                                                   ----------------------------



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                                             KEY CORPORATE CAPITAL, INC., as a
                                             Lender



                                             By: /s/ Terry A. Graffis
                                                -------------------------------

                                             Title:  Senior Vice President
                                                   ----------------------------